                           [Form of Face of Security]
                    [Floating Rate (Resetting Daily, Weekly,
                 Monthly, Quarterly, Semi-Annually or Annually)
                         U.S. Dollar Specified Currency,
                           Non-Original Issue Discount
                                Medium-Term Note]

REGISTERED                                                     REGISTERED
No. FLR-                                                       PRINCIPAL AMOUNT:
CUSIP

                                UNUM CORPORATION

                           MEDIUM-TERM NOTE, SERIES C

     [Insert if the Security is to be a Global Security, -- This Security is a Global Security within the meaning of the Indenture referred to on the reverse hereof and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

     Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]


ORIGINAL ISSUE DATE:          INITIAL                STATED MATURITY:
                              INTEREST RATE:
                              %

AUTHORIZED                                           EXCHANGE RATE
DENOMINATIONS:                                       AGENT:
(Only applicable if                                  (Only applicable
Specified Currency is                                if Specified
other than U.S.                                      Currency is other
Dollars)                                             than U.S. Dollars)

INDEX MATURITY:                                      INTEREST RATE
                                                     BASIS:

OID AMOUNT:                                          EXCHANGE RATE:
(Only applicable if                                  U.S. $1.00= _____
issued at Original
issue discount)

ORIGINAL ISSUE
DISCOUNT SECURITY:

Yes: __ No: __

SPREAD (plus or                                      SPREAD MULTIPLIER:
minus):

SPECIFIED CURRENCY:

MINIMUM INTEREST                                     MAXIMUM INTEREST
RATE:                                                RATE:

INTEREST PAYMENT
DATES:

         Third Wednesday of:  ___ March
                              ___ June
                              ___ September
                              ___ December
                              ______________
                              ______________

INTEREST RESET DATES:                                INTEREST RESET
(applicable only if                                  PERIOD:
Interest Reset
Period is semi-annual
or annual)

     Third Wednesday
of:

CALCULATION AGENT:                                   REDEMPTION
                                                     COMMENCEMENT DATE:

REDEMPTION PERIODS:                                  REDEMPTION PRICES:

AMORTIZING                    AMORTIZATION           AMORTIZATION
SECURITY:                     FORMULA                PAYMENT DATE(S):
//Yes //No

MAKE - WHOLE PREMIUM                                 OPTIONAL REPAYMENT
REDEMPTION //Yes //No                                DATE(S):

REGULAR REDEMPTION
//Yes //No

OTHER PROVISIONS:

     UNUM Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to___________________________________ _________________________________________, or registered assigns, the principal sum of _______________________ on the Stated Maturity specified above (or, if such date is not a Market Day (as defined on the reverse hereof) for this Security, the next succeeding such Market Day (or, if the Interest Rate Basis specified above is LIBOR and such next succeeding such Market Day falls in the next calendar month, the next preceding such Market Day)), [If the Security is to bear interest prior to Stated Maturity, insert -- and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on the Interest Payment Dates in each year specified above (or if any such date is not a Market Day (as defined on the reverse hereof) for this Security, the next succeeding such Market Day (or, if the Interest Rate Basis specified above is LIBOR and such next succeeding such Market Day falls in the next calendar month, the next preceding such Market Day)) and at Stated Maturity, commencing on the first such Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, on the second such Interest Payment Date next succeeding the Original Issue Date), at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date following the Original Issue Date and on and after such Interest Reset Date at the rate determined in accordance with the provisions set forth on the reverse hereof, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ...% per annum on any overdue principal and premium (including any overdue sinking fund or redemption payment) and on any overdue instalment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day (whether or not a Business Day) before such Interest Payment Date; provided, however, that interest payable at Stated Maturity will be payable to the Person to whom principal shall be payable. If this Security is designated above as an Amortizing Security, then payments of principal and interest will be made in installments over the life of this Security on each Interest Payment Date set forth above, and at Stated Maturity or upon earlier redemption or repayment or otherwise in accordance with any Amortization Formula or on any Amortization Date set forth above. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Holders of Securities of this Series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.]

     [If the Security is not to bear interest prior to Stated Maturity, insert
- -- o The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption, repayment or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the Default Rate per annum specified above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the Default Rate per annum specified above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

     Payment of principal of (and premium, if any) and any such interest on this Security will be made in the Specified Currency specified above; provided, however, that, if this Security is denominated in other than U.S. dollars, payments of principal (and premium, if any) and interest on this Security will nevertheless be made in U.S. dollars: (a) at the option of the Holder of this Security under the procedures described in the two next succeeding paragraphs and (b) at the Company's option in the case of imposition of exchange controls or other circumstances beyond the Company's control as described in the fourth succeeding paragraph. The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities of this series on behalf of the Company and having an office or agency (the "Paying Agent Office") in The City of New York (the "Place of Payment"), where Securities of this series may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to Securities of this series may be served. The Company has initially appointed The Chase Manhattan Bank as such Paying Agent. The Company will give prompt written notice to the Trustee of any change in such appointment.

     Except as provided in the next paragraph, payments of interest and principal (and premium, if any) for any Security of this series denominated in a Specified Currency other than U.S. dollars will be made in U.S. dollars if the registered Holder of such Security on the relevant Regular Record Date, or at the Stated Maturity, redemption or repayment of such Security, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Paying Agent at the Paying Agent Office in the Place of Payment on or before such Regular Record Date, or the date 15 days before such Stated Maturity, as the case may be. Such request may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission. Any such request made for any Security by a registered Holder will remain in effect for any further payments of interest and principal (and premium, if any) on such Security payable to such Holder, unless such request is revoked on or before the relevant Regular Record Date or the date 15 days before the Stated Maturity, redemption or repayment of such Security, as the case may be.

     The U.S. dollar amount to be received by a Holder of a Security denominated in a Specified Currency other than U.S. dollars who elects to receive payment in U.S. dollars will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent as of 11:00 a.m., New York City time on the second Business Day next preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of such Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of such Specified Currency payable to all Holders of Securities of this series denominated in such Specified Currency electing to receive

U.S. dollar payments on such payment date and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available on the second Business Day preceding the payment of principal (and premium, if any) or interest for any such Security, such payment will be made in the Specified Currency. All currency exchange costs associated with any payment in U.S. dollars on any such Security will be borne by the Holder thereof by deductions from such payment. If this Security is denominated in a Specified Currency other than U.S. dollars, (i) the Company will at all times appoint and maintain a banking institution that is not an Affiliate of the Company as Exchange Rate Agent hereunder; and (ii) the Company has initially appointed the Exchange Rate Agent specified above as such Exchange Rate Agent and will give prompt written notice to the Trustee of any change in such appointment.

     Payment of the principal of (and premium, if any) and interest on any Security of this series due at the Stated Maturity, redemption or repayment of such Security will be made in immediately available funds upon surrender of such Security to the Paying Agent at the Paying Agent Office in the Place of Payment; provided that such Security is presented to the Paying Agent in time for the Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on any Security of this series (other than at the Stated Maturity, redemption or repayment of such Security) will be made by check mailed to the address of the Person entitled thereto as it appears in the Security Register or by wire transfer to such account as may have been appropriately designated to the Paying Agent by such Person.

     If the principal of (and premium, if any) or interest on any Security of this series is payable in other than U.S. dollars and such Specified Currency is not available, due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of such Security by making such payments in U.S. dollars on the basis of the most recently available Exchange Rate (as defined on the reverse hereof).

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or its Authenticating Agent by manual signature, this

Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                              UNUM CORPORATION


                                    By____________________________
[SEAL]                                           Chairman


Attest:


________________________
        Secretary

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK
        As Trustee


By_______________________
    Authorized Officer

                          [Form of Reverse of Security]
                    [Floating Rate (Resetting Daily, Weekly,
                 Monthly, Quarterly, Semi-Annually or Annually)
                         U.S. Dollar Specified Currency,
                           Non-Original Issue Discount
                                Medium-Term Note]

                                UNUM CORPORATION

                           MEDIUM-TERM NOTE, SERIES C

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 15, 1990 (the "Indenture"), between the Company and The Chase Manhattan Bank (National Association), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture and The Chase Manhattan Bank, successor by merger to The Chase Manhattan Bank (National Association)), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities of this series may be issued upon original issuance under the Indenture from time to time at an aggregate initial public offering price not to exceed $250,000,000 or its equivalent in foreign currencies, currency units or composite currencies. The aggregate principal amount of Securities of this series which may be issued under the Indenture will be limited to the aggregate of the principal amounts of the Securities of this series so issued upon original issuance in accordance with such limit.

     The rate of interest on this Security will be reset daily, weekly, monthly, quarterly, semi-annually or annually (such period being the "Interest Reset Period" for such Floating Rate Note, and the first date of each Interest Period being an "Interest Reset Date"), depending on the Interest Reset Period specified on the face hereof; provided, however, that the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof.

Except as provided in the next sentence and in the sixth succeeding paragraph, the Interest Reset Date will be, if this Security resets daily (unless the Interest Rate Basis for this Security is the Treasury Rate), each Business Day; if this Security resets weekly (unless the Interest Rate Basis for this Security is the Treasury Rate), the Wednesday of each week; if this Security resets weekly and the Interest Reset Basis for this Security is the Treasury Rate, the Tuesday of each week; if this Security resets monthly, the third Wednesday of each month; if this Security resets quarterly, the third Wednesday of each March, June, September and December; if this Security resets semi-annually, the third Wednesday of two months of each year, as specified on the face hereof; and if this Security resets annually, the third Wednesday of one month of each year, as specified on the face hereof. If any Interest Reset Date would otherwise be a day that is not a Market Day for this Security, the Interest Reset Date shall be postponed to the next day that is a Market Day for this Security, except that if the Interest Rate Basis specified on the face hereof is LIBOR and such next succeeding Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day for this Security.

     "Market Day" means, for any Security other than a Security the rate of interest on which shall be determined in accordance with the provisions under the heading "LIBOR" below, any Business Day in The City of New York, and, for any Security the rate of interest on which shall be determined in accordance with the provisions under the heading "LIBOR" below, any Business Day in The City of New York which is also a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. "Business Day", for any particular location, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such location are authorized or obligated by law or executive order to close.

     If an Interest Payment Date (other than at Stated Maturity, a Redemption Date or an Optional Repayment Date) on this Security falls on any day which is not a Market Day (and if the Specified Currency specified on the face hereof is other than U.S. dollars, a Business Day in the country issuing the Specified Currency (or, for ECUs, Brussels)), such Interest Payment Date will be the next succeeding Market Day (with interest accruing to but excluding the next succeeding Market Day) (or, if the Interest Rate Basis specified on the face hereof is LIBOR, if such day falls in the next calendar month, the next preceding Market Day (with interest accruing to but excluding the next preceding Market Day)). If the Stated Maturity, a Redemption Date or an

Optional Repayment Date of this Security falls on a day that is not a Market Day (and if the Specified Currency specified on the face hereof is other than U.S. dollars, a Business Day in the country issuing the Specified Currency (or, for ECUs, Brussels)), the required payment of principal, premium, if any, and interest will be made on the next succeeding Market Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after the Stated Maturity, a Redemption Date or an Optional Repayment Date to the date of such payment on the next succeeding Market Day.

     Except as otherwise specified in this paragraph, the rate of interest on this Security for each Interest Reset Date shall be the rate determined in accordance with the provisions below under the heading below corresponding to the Interest Rate Basis specified on the face hereof:

          Commercial Paper Rate. If the Interest Rate Basis of this Security is the Commercial Paper Rate, the interest rate hereon for any Interest Reset Date shall equal (a) the Money Market Yield (calculated as described below) of the per annum rate (quoted on a bank discount basis) on the relevant Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof, (i) as such rate is published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper" or (ii) if such rate is not published before 3:00 p.m., New York City time, on the relevant Calculation Date, then as such rate is published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 p.m. Quotations for U.S. Government Securities" or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper" or (b) if by 3:00 p.m. New York City time, on such Calculation Date, such rate is not yet published in either H.15(519) or Composite Quotations, the Money Market Yield of the arithmetic mean of the offered per annum rates (quoted on a bank discount basis) as of 11:00 a.m., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York (which may include one or more of the Agents) selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency, in any of the above cases (a) or (b) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and then (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that, if fewer than three dealers selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such Commercial Paper Interest Determination Date. "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

            Money Market Yield = 100 x   360 x D
                                       ------------,
                                       360 - (D x M)

     where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the period from the Interest Reset Date to but excluding the day that numerically corresponds to such Interest Reset Date (or, if there is not any such numerically corresponding day, the last day) in the calendar month that is the number of months corresponding to the Index Maturity specified on the face hereof after the month in which such Interest Reset Date falls.

          Prime Rate. If the Interest Rate Basis of this Security is the Prime Rate, the interest rate hereon for any Interest Reset Date shall equal
     (a)(i) the rate for the relevant Prime Rate Interest Determination Date set forth in H.15(519) under the heading "Bank Prime Loan", or (ii) if such rate is not published before 9:00 a.m., New York City time, on the relevant Calculation Date, then the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen USPRIME1 Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen USPRIME1 Page on such

     Prime Rate Interest Determination Date or (b) if fewer than four such rates appear on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date, the arithmetic mean of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent, in any of the above cases (a) or (b) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and then (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that, if fewer than three banks selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such Prime Rate Interest Determination Date.

          LIBOR. If the Interest Rate Basis of this Security is LIBOR, the interest rate hereon for any Interest Reset Date shall be determined by the Calculation Agent in accordance with the following provisions:

          (a) The Calculation Agent will determine either (i) the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the applicable Index Maturity which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (ii) the rate for deposits in U.S. dollars for the period of the applicable Index Maturity that appears on the Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Interest Determination Date ("LIBOR Telerate"). "Reuters Screen LIBO Page" means the display designated as Page "LIBO" on the Reuters Monitor Money Rate Service (or such other page as may replace the LIBO page on the service for the purpose of displaying London interbank offered rates of major banks). "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified in the applicable Pricing Supplement, LIBOR will be determined as if LIBOR Telerate had been specified. If fewer than two offered rates appear on the Reuters Screen LIBO Page, or if no rate appears on the Telerate Page 3750, as applicable, LIBOR in respect of that LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in
     (b) below.

          (b) If fewer than two offered rates appear on the Reuters Screen LIBO Page or no rate appears on Telerate Page 3750, as applicable, the Calculation Agent will request the principal London offices of four major banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the applicable Index Maturity to prime banks in the London interbank market at approximately 11:00 a.m., London time, commencing on the second London Business day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than U.S.$1 million that is representative of a single transaction in such market at such time. If at least two quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York City time, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date for loans in U.S. dollars to leading European banks, for the period of the applicable Index Maturity and in a principal amount equal to an amount of not less than U.S. $1 million that is representative for a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence, the rate of interest in effect for the applicable period will be the LIBOR in effect on such LIBOR Interest Determination Date.

          Treasury Rate. If the Interest Rate Basis of this Security is the Treasury Rate, the interest rate hereon for any Interest Reset Date shall equal (a) the rate for the auction on the relevant Treasury Interest Determination Date of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof, (i) as such rate is published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Auction Average (Investment)" or (ii) if such rate is not so published by 9:00 a.m., New York City time, on the relevant Calculation Date, then the auction average rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury or (b) if the results of such auction of Treasury Bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date or if no such auction is held during such week, then the rate set forth in H.15(519) for the relevant Treasury Interest Determination Date for the Index Maturity specified on the face hereof under the heading "U.S. Government Securities/Treasury Bills/Secondary Market" or (c) if such rate is not so published by 3:00 p.m., New York City time, on the relevant Calculation Date, then the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on such Treasury Interest Determination Date, of three primary United States government securities dealers in The City of New York selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof, in any of the above cases (a), (b) or (c) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and then (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that, if fewer than three dealers selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such Treasury Interest Determination Date.

          CD Rate. If the Interest Rate Basis of this Security is the CD Rate, the interest rate hereon for any Interest Reset Date shall equal (a) the rate for the relevant CD Rate Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof (i) as published in H.15(519) under the heading "CDs (Secondary Market)" or (ii) if such rate is not published before 9:00 a.m., New York City time, on the relevant Calculation Date, then the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Certificates of Deposit" or (b) if by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite

     Quotations, the arithmetic mean of the secondary market offered rates, as of 10:00 a.m., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of U.S. $5,000,000, in any of the above cases (a) or (b) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and then
     (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that, if fewer than three dealers selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such CD Rate Interest Determination Date.

          CMT Rate. If the Interest Rate Basis of this Security is the CMT Rate, the interest rate hereon for any Interest Reset Date shall equal the rate displayed on the Designated CMT Telerate Page under the caption ". . .Treasury Constant Maturities. . .Federal Reserve Board Release H.15. . .Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Rate Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the related CMT Rate Interest Determination Date occurs. If such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the

     Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York (which may include the Agent or its affiliates) selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate on such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided however, that if fewer than three Reference Dealers so selected by the Calculation Agent are quoting as mentioned herein, the CMT Rate determined as of such CMT Rate Interest Determination

     Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain from five Reference Dealers quotations for the Treasury Note with the shorter remaining term to maturity.

     "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified in the applicable Pricing Supplement (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified in the applicable Pricing Supplement, the Designated CMT Telerate Page shall be 7052 for the most recent week.

     "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified in the applicable Pricing Supplement with respect to which the CMT Rate will be calculated. If no such maturity is specified in the applicable Pricing Supplement, the Designated CMT Maturity Index shall be 2 years.

     Federal Funds Rate. If the Interest Rate Basis of this Security is the Federal Funds Rate, the interest rate hereon for any Interest Reset Date shall equal (a) the rate on the relevant Federal Funds Interest Determination Date for Federal Funds (i) as published in H.15(519) under the heading "Federal Funds (Effective)" or (ii) if such rate is not published before 9:00 a.m., New York City time, on the relevant Calculation Date, then the rate on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate" or (b) if by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the arithmetic mean of the rates, as of 9:00 a.m., New York City time, on such Federal Funds Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent, in any of the above cases (a) or (b) as adjusted (x) by the addition or subtraction of the Spread, if any, specified on the face hereof, and then (y) by the multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that, if fewer than three brokers selected as provided above by the Calculation Agent are quoting as mentioned in this sentence, the interest rate hereon for such Interest Reset Date will be the interest rate hereon in effect on such Federal Funds Interest Determination Date.

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, specified on the face hereof or less than the Minimum Interest Rate, if any, specified on the face hereof. In addition, the interest rate hereon will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

     The Company will at all times appoint and maintain a banking institution that is not an Affiliate of the Company as Calculation Agent hereunder. The Company has initially appointed The Chase Manhattan Bank as such Calculation Agent and will give prompt written notice to the Trustee of any change in such appointment. The Company will cause the Calculation Agent to calculate the interest rate on this Security for any Interest Reset Date in accordance with the foregoing on or before the Calculation Date pertaining to the related Interest Determination Date. Except as otherwise provided herein, all percentages resulting from any calculations will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point with five one-millionths of a percentage point rounded upward (e.g., 9.876546% (or
 .09876546) being rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards). Unless otherwise specified in the applicable Pricing Supplement, the "Calculation Date," if applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Stated Maturity, as the case may be. The Calculation Agent's determination of any interest rate will be final and binding in the absence of manifest error.

     Upon the request of the Holder of this Security, the Calculation Agent will provide to such Holder the interest rate hereon then in effect and, if determined, the interest rate hereon which will become effective on the next Interest Reset Date.

     The Interest Determination Date pertaining to an Interest Reset Date if the rate of interest hereon shall be determined in accordance with the provisions under the headings above entitled "Commercial Paper Rate" (the "Commercial Paper Interest Determination Date"), "Prime Rate" (the "Prime Rate Interest Determination Date"), "LIBOR" (the "LIBOR Interest Determination Date"), "CD Rate" (the "CD Rate Interest Determination Date"), "CMT Rate" (the "CMT Rate Interest Determination Date") and "Federal Funds Rate" (the "Federal Funds Rate Interest Determination Date") will be the second Market Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date if the rate of interest hereon shall be determined in accordance with the provisions under the heading above entitled "Treasury Rate" (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury Bills would normally be auctioned. Treasury Bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Security, then such Interest Reset Date shall instead be the first Market Day immediately following such auction date.

     Payments of interest hereon with respect to any Interest Payment Date will equal the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the date of issue, if no interest has been paid or duly made available for payment) to but excluding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

     Accrued interest hereon from (and including) the Original Issue Date or from (and including) the last date to which interest has been paid is calculated by multiplying the principal amount of this Security by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from (and including) the Original Issue Date, or from (and including) the last date to which interest has been paid, to but excluding the date for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day is computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360 or, if the Interest Rate Basis for this Security is the Treasury Rate or CMT Rate, by the actual number of days in the year.

     This Security may be subject to repayment at the option of the Holder prior to the Stated Maturity specified above on the Optional Repayment Date(s), if any, specified on the face of this Security. If no Optional Repayment Dates are specified on the face of this Security, this Security may not be so repaid at the option of the Holder hereof prior to the Stated Maturity. On any Optional Repayment Date, this Security shall be repayable in whole or in part in an amount equal to $1,000 of such other minimum denomination specified on the face hereof (provided that any remaining principal amount shall be at least $1,000 or such other minimum denomination) at the option of the Holder hereof at a repayment price equal to 100% of the principal amount to be repaid (or, if this Security is an Original Issue Discount Security, such lesser amount as is provided in such Security), together with interest thereon payable to the date of repayment. For this Security to be repaid in whole or in part at the option of the Holder hereof, this Security must be received, with the form entitled "Option to Elect Repayment" set forth below duly completed, by the Trustee at its Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders), not more than 60 nor less than 30 days prior to the applicable Optional Redemption Date. Exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of payment of this Security in part only, a new Security for the unpaid portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

     If so designated on the face of this Security, this Security may be redeemed by the Company by Regular Redemption or Make-Whole Premium Redemption on any date on and after the Redemption Commencement Date indicated on the face hereof. If neither Regular Redemption nor Make-Whole Premium Redemption is designated on the face hereof, then this Security may not be redeemed prior to its Stated Maturity.

     If so designated on the face of this Security that it is subject to Regular Redemption, then on and after the Redemption Commencement Date, this Security may be redeemed at the option of the Company in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Security shall be at least $1,000) at the Redemption Price, together with accrued interest to the Redemption Date, on notice given not more than 60 nor less than 30 days prior to the Redemption Date. The Redemption Price shall be initially equal to the Initial Redemption Price set forth on the face hereof on the Redemption Commencement Date (plus accrued interest to the Redemption Commencement Date), and shall decline (but not below par) on each anniversary of the Initial Redemption Date by the Premium Reduction Amount set forth on the face hereof until the Redemption

Price is equal to 100% of such principal amount, plus accrued interest to the date set for the redemption of this Security (the "Redemption Date"); provided, however, that interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. If less than all of this Security is to be redeemed, the beneficial interests in this Security to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

In the event of redemption of this Security in part only, a new Security for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon surrender hereof.

     If so designated on the face of this Security, this Security may be redeemed at the option of the Company, as a whole or from time to time in part, upon not less than 30 nor more than 60 days' notice mailed to the Holder at his address as it appears in the Security Register, on any date prior to its Stated Maturity at a Redemption Price equal to 100% of the principal amount hereof plus accrued interest to the Redemption Date (subject to the right of the Holder of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), plus a Make-Whole Premium, if any.

     The amount of the "Make-Whole Premium" in respect of the principal amount of this Security will be the excess, if any, of (i) the sum of the present values, as of the Redemption Date of this Security, of (A) the respective interest payments (exclusive of the amount of accrued interest to the Redemption
Date) on this Security that, but for such redemption, would have been payable on their respective Interest Payment Dates after such Redemption Date, and (B) the payment of such principal amount that, but for such redemption, would have been payable on the Stated Maturity of this Security over (ii) the amount of such principal to be redeemed. Such present values will be determined in accordance with generally accepted principles of financial analysis by discounting the amounts of such payments of interest and principal from their respective

Stated Maturities to such Redemption Date at a discount rate equal to the Treasury Yield.

     The "Treasury Yield" in respect of this Security shall be determined as of the date on which notice of redemption of this Security is sent to the Holder hereof by reference to the most recent Federal Reserve Statistical Release H.15
(519) (or successor publication) which has become publicly available not more than two Business Days prior to such date (or, if such Statistical Release (or successor publication) is no longer published or no longer contains the applicable data, to the most recently published issue of The Wall Street Journal (Eastern Edition) published not more than two Business Days prior to such date that contains such data or, if The Wall Street Journal (Eastern Edition) is no longer published or no longer contains such data, to any publicly available source of similar market data), and shall be the most recent weekly average yield on actively traded U.S. Treasury Securities adjusted to a constant maturity equal to the Remaining Life of this Security and, if applicable, converted to a bond equivalent yield basis as described below. The "Remaining Life of this Security" shall equal the number of years from the Redemption Date to the Stated Maturity of this Security; provided that if the Remaining Life of this Security is not equal to the constant maturity of a U.S. Treasury security for which a weekly average yield is specified in the applicable source, then the Remaining Life of this Security shall be rounded to the nearest one-twelfth of one year and the Treasury Yield shall be obtained by linear interpolation computed to the fifth decimal place (one thousandth of a percentage point) and then rounded to the fourth decimal place (one hundredth of a percentage point)), after rounding to the nearest one-twelfth of one year, from the weekly average yields of (a) the actively traded U.S. Treasury security with a maturity closest to and less than the Remaining Life of this Security and (b) the actively traded U.S. Treasury Security with a maturity closest to and greater than the Remaining Life of this Security, except that if the Remaining Life of this Security is less than three months, the weekly average yield on actively traded U.S. Treasury securities adjusted to a constant maturity of three months shall be used. The Treasury Yield shall, if expressed on a yield basis other than that equivalent to a bond equivalent yield basis, be converted to a bond equivalent yield basis and shall be computed to the fifth decimal place (one thousandth of a percentage point) and then rounded to the fourth decimal place (one hundredth of a percentage point).

     If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series (or, in the case of any Securities of this series that are Original Issue Discount Securities, an amount of principal thereof determined in accordance with the provisions of this Security set out in the next paragraph (the "Default Amount")) may be declared due and payable in the manner and with the effect provided in the Indenture.

     If this Security is an Original Issue Discount Security and if an Event of Default with respect to the Securities of this series shall have occurred and be continuing, the Default Amount of principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture. Such Default Amount shall be equal to the adjusted issue price as at the first day of the accrual period as determined under the United States Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder, in which the date of acceleration occurs increased by the daily portion of the original issue discount for each day in such accrual period ending on the date of acceleration, as determined under the United States Internal Revenue Code of 1986, as amended and the Treasury regulations thereunder. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on this Security shall terminate.

     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. The principal amount of an Original Issue Discount Security or a Security denominated in a Specified Currency other than U.S. dollars that shall be deemed to be Outstanding for purposes of the foregoing shall be determined as provided in the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security or Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations (including, in the case of any Security, certain additional limitations) therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of (i) if denominated in U.S. dollars, $1,000 and integral multiples thereof or (ii) if denominated in a Specified Currency other than U.S. dollars, the amount of such Specified Currency equivalent, at the noon buying rate in The City of New York for cable transfers for such Specified Currency (the "Exchange Rate") on the sixth Business Day in The City of New York and in the country issuing such currency (or, for ECUs, Brussels) next preceding the Original Issue Date, to U.S. $1,000 (rounded to the nearest 1,000 units of such Specified Currency) and any greater amount that is an integral multiple of 1,000 units of such Specified Currency unless otherwise specified in the applicable Pricing Supplement. The Securities of this series may be issued, in whole or in part, in the form of one or more Securities bearing the legend specified in the Indenture regarding certain restrictions on registration of transfer and exchange and issued to The Depository Trust Company as depositary for the Securities of this series (the "Depositary") or its nominee and registered in the name of the Depositary or such nominee. As provided in the Indenture and subject to certain limitations (including, in the case of any Security, certain additional limitations) therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Security shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of the within Security, shall be construed as though they were written out in full according to applicable laws or regulations.

            TEN COM - as tenants in common

            TEN ENT - as tenants by the entireties

            JT TEN -  as joint tenants with the right of
                      survivorship and not as tenants
                      in common

            UNIF GIFT MIN ACT - __________ Custodian _________
                                  (Cust)              (Minor)
                      under Uniform Gifts to Minors Act

                      ______________________________
                                 (State)

                Additional abbreviations may also be used
                      though not in the above list.

                      _____________________________

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto_______________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 ___________________________
/__________________________/

________________________________________________________________________________

________________________________________________________________________________
                  (Please Print or Typewrite Name and Address,
                     Including Postal Zip Code, of Assignee)

________________________________________________________________________________
the within Security and all rights thereunder, and hereby

irrevocably constitutes and appoints____________________________________________

________________________________________________________________________________

________________________________________________________________________________
to transfer said Security on the books of the Company, with

full power of substitution in the premises.


Dated:______________

Signature Guaranteed


____________________________________      ______________________________________
NOTICE: Signature must be guaranteed      NOTICE: The signature to this
by a member firm of the New York Stock    assignment must correspond with the
Exchange or a commercial bank or trust    name as written upon the face of the
company.                                  within Security in every particular,
                                          without alteration or enlargement or
                                          any change whatever.

                            OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price qual to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
         (Please print or typewrite name and address of the undersigned)

     If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof which the Holder elects to have repaid:
__________________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid): __________________.

Dated:  __________________                ______________________________________
                                          NOTICE: The signature on this Option
                                          to Elect Payment must correspond with
                                          the name as written upon the face of
                                          the within instrument in every
                                          particular without alteration or
                                          enlargement.

                                          SIGNATURE GUARANTEED